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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 19, 2004

Main Street Banks, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia (State of Incorporation)	000-25128 (Commission File No.)	58-2104977 (IRS Employer Identification No.)

676 Chastain Road, Kennesaw, Georgia 30144
(Address of Principal Executive Offices, including Zip Code)

(770) 422-2888
(Registrant's Telephone Number, including Area Code)

Item 5. Other Events.

        On February 19, 2004 Main Street Banks, Inc. (the "Registrant") issued a press release announcing that its Chairman/CEO and President/COO will make a presentation at the 25th Annual Institutional Investors Conference hosted by Raymond James & Associates in Orlando, Florida on March 3, 2004. A copy of the press release issued by the Registrant is filed herewith as Exhibit 99.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

(c)
Exhibits

99
Press Release of Registrant dated February 19, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 19, 2004	MAIN STREET BANKS, INC.
	By:	/s/ EDWARD C. MILLIGAN Edward C. Milligan Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Document
99	Press Release of Registrant dated February 19, 2004

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  Item 5. Other Events.
  Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.
SIGNATURES
Exhibit Index